SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       October 23, 2002 (October 21, 2002)
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                Date of report (Date of earliest event reported)

                               Hexcel Corporation
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               (Exact Name of Registrant as Specified in Charter)


Delaware                                 1-8472                    94-1109521
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(State of Incorporation)         (Commission File No.)          (IRS Employer
                                                             Identification No.)


                               Two Stamford Plaza
                              281 Tresser Boulevard
                        Stamford, Connecticut 06901-3238
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              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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         A copy of the press release issued by Hexcel Corporation, a Delaware corporation (the "Company"), on October 21, 2002 is filed as Exhibit
         99.1 to this Current Report and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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      (c) Exhibits

          99.1 Press Release issued by the Company on October 21, 2002.

                                    Signature
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HEXCEL CORPORATION

October 23, 2002
                                        /s/ William J. Fazio
                                        -------------------------
                                            William J. Fazio
                                            Corporate Controller and
                                            Chief Accounting Officer

                                  Exhibit Index


Exhibit No.      Description
-----------      -----------

99.1             Press Release issued by the Company on October 21, 2002.